Q1 2022 Financial Results April 28, 2022

2 Safe Harbor Statement Some of the statements contained in this presentation that are not purely historical statements, including our GAAP EPS guidance and Adjusted EPS guidance, as well as our effective income tax rate and GAAP and adjusted fully diluted shares for 2022, discuss future expectations or state other forward-looking information related to financial results and business outlook for 2022. Those statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by the statements. The “forward-looking” information is based on management’s current intent, belief, expectations, estimates, and projections regarding our company and our industry. You should be aware that those statements only reflect our predictions. Actual events or results may differ substantially. Important factors that could cause our actual results to be materially different from the forward- looking statements are disclosed under the heading “Risk Factors” in our most recently filed annual report on Form 10-K. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. This cautionary statement is provided pursuant to Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements in this presentation are made only as of the date hereof and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

3 Q2 2022 Full Year 2022 Low end of adjusted goal High end of adjusted goal Low end of adjusted goal High end of adjusted goal GAAP EPS $ 0.71 $ 0.74 $ 3.08 $ 3.19 Non-GAAP adjustment (1): Non-GAAP reconciling items 0.40 0.40 1.57 1.58 Tax effect of reconciling items (0.07) (0.07) (0.41) (0.41) Adjusted EPS $ 1.04 $ 1.07 $ 4.24 $ 4.36 (in millions) Q2 2022 (2) Full Year 2022 (2) GAAP fully diluted shares (3) 36.7 36.6 Non-GAAP adjustment (4): Dilution offset from convertible note hedge transactions (2.3) (2.2) Adjusted fully diluted shares 34.4 34.4 Reconciliation of Adjusted GAAP Measures The following table provides a reconciliation of Perficient, Inc. GAAP EPS guidance to Adjusted EPS guidance: (1) Non-GAAP adjustment represents the impact of amortization expense, stock compensation, amortization of debt issuance costs, foreign exchange gains and losses, acquisition costs, and adjustments to fair value of contingent consideration, net of the tax effect of these adjustments, divided by adjusted fully diluted shares. Upon adoption of Accounting Standards Update ("ASU") No. 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40) on January 1, 2022, the Company will no longer record amortization of debt discount as a result of accounting for the convertible debt instrument as a single liability measured at its amortized cost. Perficient currently expects its Q2 2022 and full year 2022 GAAP effective income tax rate to be approximately 28% and 25%, respectively. The Company's estimates of GAAP and adjusted fully diluted shares for 2022 are included in the following table. These estimates could be affected by share repurchases, shares issued in conjunction with future acquisitions, changes in share price and the potential impact from the conditional conversion features of our debt. (2) The calculation of fully diluted shares assumes an average share price of $114 per share for the three months ending June 30, 2022, and $116 per share for the twelve months ending December 31, 2022, provided, however, that Perficient makes no prediction as to what its actual stock price will be for such period or any other period. (3) Upon adoption of ASU No. 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging - Contracts in Entity’s Own Equity (Subtopic 815-40) on January 1, 2022, the Company will prospectively utilize the if-converted method to calculate the impact of convertible instruments on GAAP diluted earnings per share. (4) Non-GAAP adjustment represents the exclusion of shares that are issuable upon conversion of our convertible notes due to the expectation that shares relating to the principal amount of our convertible notes will be paid in cash and any excess will be offset by the convertible note hedge transactions entered into in August 2020 and November 2021. Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished April 28, 2022.

4 Financial Metrics (in thousands, except per share data) THREE MONTHS ENDED MARCH 31, YEAR ENDED DECEMBER 31, 2022 2021 % Change 2021 2020 % Change Revenues $ 222,111 $ 169,341 31% $ 761,027 $ 612,133 24 % Services Revenues (excluding reimbursable expenses) $ 219,475 $ 166,476 32% $ 748,045 $ 599,473 25 % Cost of Services (excluding reimbursable expenses and stock compensation)* $ 134,131 $ 101,707 32% $ 448,737 $ 362,947 24 % Services Revenues Net of Cost $ 85,344 $ 64,769 32% $ 299,308 $ 236,526 27% % of Services Revenues 38.9% 38.9% 40.0% 39.5 % Adjusted EBITDA** $ 47,245 $ 34,591 37% $ 162,855 $ 116,273 40% % of Services Revenues 21.5% 20.8% 21.8% 19.4 % Adjusted Net Income** $ 33,579 $ 24,277 38% $ 115,849 $ 81,221 43% % of Services Revenues 15.3% 14.6% 15.5% 13.5 % GAAP EPS $ 0.75 $ 0.41 83% $ 1.50 $ 0.93 61 % Amortization 0.17 0.22 0.71 0.70 Acquisition Costs / Earnout Adjustments (0.02) 0.02 0.12 0.41 Debt Related Adjustments** 0.06 0.08 1.28 0.35 Foreign Exchange Loss 0.01 0.01 0.01 0.01 Stock Compensation 0.17 0.16 0.70 0.60 Tax Effect of Above Reconciling Items (0.16) (0.15) (0.82) (0.50) Adjusted EPS*** $ 0.98 $ 0.75 31% $ 3.50 $ 2.50 40% * Cost of Services excludes depreciation and amortization. ** Debt Related Adjustments includes amortization of debt discount and debt issuance costs, loss on extinguishment of debt, dilution offset from convertible note hedge transactions, and an adjustment to remove the interest expense on convertible notes which was added back in the calculation of diluted GAAP EPS under the if-converted method. *** Note further discussion and reconciliation of Perficient, Inc. non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished April 28, 2022.

5 Operating Metrics (in thousands) Q1 2022 Q4 2021 % Change Q1 2022 Q1 2021 % Change Services Revenue (excluding reimbursable expenses) $ 219,475 $ 210,253 4% $ 219,475 $ 166,476 32 % Software and Hardware Revenue $ 677 $ 932 NM* $ 677 $ 611 NM* Headcount Q1 2022 Q1 2021 Average Ending Average Ending North American Billable Employees 2,484 2,542 2,151 2,204 Subcontractors 414 413 266 282 Offshore Billable Employees 2,825 2,878 1,626 1,678 Total Billable Headcount 5,723 5,833 4,043 4,164 SG&A Headcount 953 984 664 664 Total Headcount 6,676 6,817 4,707 4,828 * "NM" means not meaningful.

6 Industry Data Revenue by Industry Q1 2022 Q4 2021 Q1 2021 Healthcare/Pharma/Life Sciences 26% 27% 32% Financial Services/Banking/Insurance 20% 22% 17% Automotive and Transport Products 13% 11% 10% Manufacturing 8% 8% 9% Retail and Consumer Goods 7% 8% 9% Business Services 7% 5% 6% Electronics and Computer Hardware 7% 5% 5% Leisure, Media, and Entertainment 6% 7% 6% Other 6% 7% 6%